SUPPLEMENT DATED FEBRUARY 28, 1997 TO PROSPECTUS FOR
                       THE GUARDIAN REAL ESTATE ACCOUNT OF
                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplementary information should be read in conjunction with the Prospectus dated May 1, 1996 for The Guardian Real Estate Account (the "Real Estate Account") and retained with the Prospectus for future reference.

Termination of the Real Estate Account

At a meeting on February 27, 1997, the Board of Directors of The Guardian Insurance & Annuity Company, Inc. ("GIAC") adopted a plan pursuant to which the Real Estate Account will be terminated on December 31, 1997 (or such earlier date as may be determined by the Executive Committee of the GIAC Board of Directors). GIAC will initiate a program to sell the Real Estate Account's assets on or prior to the termination date and expects to invest the proceeds of such sales in short-term U.S. government securities and highly rated money market instruments.

Effective February 28, 1997, units of the Real Estate Account are no longer being offered, and are no longer available for allocations of net premiums through the various variable insurance contracts and policies issued by GIAC, or for transfers of contract or policy values. Although the restrictions on withdrawals from the Real Estate Account set forth in the "Restrictions on Withdrawals" section of the prospectus remain in effect, GIAC reserves the right, in its sole discretion, to terminate or liberalize these restrictions as proceeds from the sale of the Real Estate Account's assets are realized. In advance of the termination date, GIAC will provide information regarding the procedures by which owners of variable insurance contracts and policies who are currently invested in the Real Estate Account can reallocate the amounts invested to other available investment options on the termination date (or such earlier date as GIAC may determine in its sole discretion). On the termination date, any amounts remaining in the Real Estate Account for which owner reallocation instructions have not been received will be reallocated in a manner consistent with applicable legal requirements, as determined by GIAC's Board of Directors.

Value of Glastonbury Properties

The Executive Committee of the GIAC Board of Directors has increased the aggregate value of the Real Estate Account's office buildings located at 45 and 115 Glastonbury Boulevard in Glastonbury, Connecticut (the "Glastonbury Properties") to $6,900,000, effective as of the close of business on February 24, 1997.

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Sales of Glastonbury Properties

The GIAC Board of Directors recently approved the execution and delivery of a letter of intent to sell the Glastonbury Properties. The closing of the sales will occur following the execution and delivery of a definitive purchase agreement and satisfaction of the conditions set forth in the letter of intent and the purchase agreement. Although there can be no assurance that the parties will enter into a definitive purchase agreement for the Glastonbury Properties or that all of the necessary conditions will be satisfied, it is currently expected that the aggregate proceeds of the sales will be equal to or greater than the current valuation of the Glastonbury Properties.